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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 25, 2005

                           OMEGA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


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            Pennsylvania                             0-13599                         25-1420888
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   (State or other jurisdiction of          (Commission File Number)              (I.R.S. Employee
           incorporation)                                                      Identification Number)
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                                366 Walker Drive
                             State College, PA 16801
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (814) 231-7680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     At the Annual Meeting of Shareholders of Omega Financial Corporation, referred to as Omega, held on April 25, 2005, shareholders approved:

     - an amendment to Omega's Employee Stock Purchase Plan, referred to as the Stock Purchase Plan, to increase the maximum number of shares issuable under the Stock Purchase Plan by 1,000,000 shares to a total of 2,125,000 shares; and

     - an amendment to Omega's 2004 Stock Option Plan for Non-Employee Directors, referred to as the Director Plan, to increase the maximum number of shares issuable under the Director Plan by 50,000 shares to a total of 100,000 shares.

These amendments were approved by the Board of Directors of Omega in March 2005, subject to shareholder approval. The amendments do not affect any of the other provisions of the Stock Purchase Plan or the Director Plan.

Stock Purchase Plan

     The Stock Purchase Plan is intended to advance the interests of Omega by giving employees of Omega and its subsidiaries a vested interest in the growth and earnings of Omega. The Compensation Committee administers the Stock Purchase Plan and is authorized to grant options to purchase common stock of Omega to all employees of Omega and its subsidiaries. The Committee has discretion as to the total number of options, if any, granted in each year, the rate of exercisability, the price as to which each option is exercisable, and the duration of each option. If the Committee decides to issue options pursuant to the Stock Purchase Plan, options must be granted to all employees of Omega and its subsidiaries who have been employed for at least one year subject to certain exclusions.

Director Plan

     The purpose of the Director Plan is to provide additional incentive to members of the Board of Directors of Omega who are not also employees of Omega or any subsidiary corporation by encouraging them to invest in Omega's Common Stock and thereby acquire a further proprietary interest in Omega and an increased personal interest in Omega's continued success and progress. As of January 1, 2004, each person who was a director of Omega, and who was not as of such date an employee of Omega or any subsidiary corporation, was automatically granted an option to purchase 500 shares of Omega's Common Stock. Each person who is not an employee of Omega or any subsidiary corporation and who on or after May 1, 2004 is first elected or appointed as a director of Omega, shall as of the date of such election or appointment, automatically be granted an option to purchase a prorated number of shares of Omega's Common Stock (not to exceed 500 shares). On May 1, 2004 and on each January 1st thereafter (each, an "anniversary date") and provided the person continues to be a non-employee director on such anniversary date, such person shall automatically be granted an option to purchase up to 500 shares of Omega's Common Stock or such lower number of shares as shall be
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equal to the number of shares as shall then be available (if any) for grant under the Director Plan divided by the number of persons who are to receive an option on such anniversary date.

     As previously disclosed, the Board and the Compensation Committee have temporarily suspended the automatic granting of options under the Director Plan pending management's evaluation of the new accounting pronouncement concerning stock options, FAS 123R.

     For information concerning the election of directors at the Annual Meeting, see "Item 7.01 Regulation FD Disclosure."

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

     At the meeting of the Board of Directors held on April 25, 2005, the Board of Directors approved two amendments to the Company's Amended and Restated Bylaws. Section 402 was amended to remove the requirement that the Chairman must also be designated as the Chief Executive Officer. Section 404 was amended to remove the requirement that the President of the Company must also be the Chief Operating Officer and a member of the Board of Directors.

      As amended, Section 402 now provides:

            Section 402. Chairman of the Board. The Board of Directors shall elect a Chairman of the Board at the first regular meeting of the Board following each annual meeting of shareholders at which Directors are present. The Chairman of the Board shall be a member of the Board of Directors and shall preside at the meetings of the Board and perform such other duties as may be prescribed by the Board of Directors. The Chairman and Chief Executive Officer shall have general supervision of all the departments and business of the Corporation and shall prescribe the duties of the other officers and employees, and see to the proper performance thereof. The Chairman and Chief Executive Officer shall be responsible for having all orders and resolutions of the Board of Directors carried into effect. The Chairman and Chief Executive Officer shall execute on behalf of the Corporation and affix or cause to be affixed a seal to all authorized documents and execution thereof shall be delegated to some other Officer or Agent of the Corporation by the Board of Directors. The Chairman, in the event of the absence or disability of the President or his refusal to act, shall perform the duties and have the powers and authority of the President, unless otherwise directed by the Board of Directors, except to the effect inconsistent with applicable law.

      As amended, Section 404 now provides:

            Section 404. President. The Board of Directors shall elect a President at the first regular meeting of the Board following each annual meeting of the shareholders at which Directors are present. The President shall perform such duties, do such acts and be subject to such supervision as may be prescribed by the Board of Directors or the Chairman. In the event of absence or disability of the Chairman or the Vice Chairman (if named) or their refusal to act, the President shall preside at all meetings of the Board. In general, the President shall perform all the duties prescribed by the Board of Directors, or the Chairman.

ITEM 7.01  REGULATION FD DISCLOSURE

     At the Annual Meeting of Shareholders of Omega held on April 25, 2005, shareholders reelected Philip E. Gingerich, D. Stephen Martz and Maureen M. Bufalino as directors of Omega to serve for a term of three years.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 2005


                                             OMEGA FINANCIAL CORPORATION


                                             By:   /s/ JoAnn McMinn
                                                --------------------------------
                                                Name:  JoAnn McMinn
                                                Title: Senior Vice President
                                                       and Corporate Controller